UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 17, 2019

Heat Biologics, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35994	26-2844103
(Commission File Number)	(IRS Employer Identification No.)

801 Capitola Drive

Durham, NC  27713

(Address of principal executive offices and zip code)

(919) 240-7133

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01   Entry into a Material Definitive Agreement

On April 17, 2019, Heat Biologics, Inc. (the “Company”) entered into a lease (the “Lease”) with Durham KTP Tech 7, LLC (the “Landlord”), pursuant to which the Company will lease approximately 7,500 square feet of office and lab space located at Keystone Tech 7, 627 Davis Drive, Morrisville, North Carolina 27560 (the “New Premises”) for its new principal executive offices. The date on which the Company will become responsible for paying rent under the Lease (the “Rent Commencement Date”) will be the earlier of (i) the date the Company takes possession of any part of the premises for purposes of conducting business or (ii) the date the landlord substantially completes the landlord work and tenant improvements at the New Premises. The initial term of the Lease will commence on the Rent Commencement Date and expire ninety-six (96) months after the Rent Commencement Date, unless sooner terminated. The Lease also provides for an option for the Company to extend the Lease for one five-year period at fair market rent, as defined in the Lease. The Company’s monthly base rent for the New Premises will start at approximately $17,000 commencing on the Rent Commencement Date and will increase on an annual basis up to a maximum monthly base rent of approximately $21,000. The Company will be obligated to pay the landlord for certain costs, taxes and operating expenses as specified in the Lease.

The Company’s current lease expires in accordance with its terms on September 30, 2019.

The foregoing description of the Lease does not purport to be complete and is qualified in its entirety by reference to the Lease, a complete copy of which is filed as  Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The descriptions of the Lease in “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K are incorporated by reference in their entirety into this Item 2.03.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1*	Lease between Durham KTP Tech 7, LLC and Heat Biologics, Inc. dated April 17, 2019

———————

*

Confidential portions of this exhibit have been omitted from the exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2019	HEAT BIOLOGICS, INC.

	By:	/s/ Jeffrey Wolf
	Name:	Jeffrey Wolf
	Title:	Chairman, President and Chief Executive Officer